SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 13, 2004


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)


           California                        1-6844                        95-4044835
------------------------------------------------------------           -------------------
(State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
 incorporation or organization)                                        Identification No.)

13160 Mindanao Way, Suite 180, Marina Del Rey, California                90292
---------------------------------------------------------             ----------
(Address of principal executive offices)                              (Zip Code)

   (Registrant's telephone number, including area code)  (310) 306-4314
                                                         ---------------

                                 Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)

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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT


On July 7, 2004, the Company dismissed Deloitte & Touche LLP, which we refer to in this report as Deloitte, as its independent registered public accounting firm and selected Rothstein & Kass, P.C., which we refer to in this report as Rothstein & Kass, as its independent registered public accounting firm. These decisions were made by the audit committee of the Company.

The reports of Deloitte on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 have not included an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2003 and 2002 and the period from January 1, 2004 to July 7, 2004, (a) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and (b) there were no "reportable events" as the term is defined in Item 304(a)(1)(v) of Regulation S-K, except as follows:

Deloitte informed the Company that material weaknesses in the Company's internal controls existed. Specifically, Deloitte advised the Company that the quarterly filings of the June 30, 2003 and September 30, 2003 financial statements on Form 10-Q and the annual filing of the December 31, 2003 financial statements were filed on December 31, 2003, March 8, 2004, and July 6, 2004 respectively, with the Securities and Exchange Commission. The filing dates are significantly past the deadlines prescribed by the Securities and Exchange Commission. The Company's resources were insufficient to meet such deadlines. Deloitte communicated this matter to the audit committee. The Company has authorized Deloitte to respond fully to inquiries by Rothstein & Kass concerning this matter.

The Company has furnished Deloitte with a copy of the foregoing disclosures and has requested Deloitte to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter, dated July 12, 2004, from Deloitte to the Securities and Exchange Commission is attached to this Current Report on Form 8-K as Exhibit 16.1.

During the Company's two most recent fiscal years and through the date hereof, the Company did not consult Rothstein & Kass with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
16.1 Letter of Deloitte regarding change in certifying accountant.






                                   SIGNATURES
                                   ----------


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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        CALPROP CORPORATION






                   By:  /s/ Mark F. Spiro
                      ------------------------------------
                        Mark F. Spiro
                        Vice President/Secretary/Treasurer
                        (Chief Financial and Accounting Officer)
                        July 9, 2004




















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


                                                                    Exhibit 16.1


July 12, 2004

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549


Dear Sirs/Madams:

We have read Item 4 of Calprop Corporation's Form 8-K dated July 12, 2004 and have the following comments:

1. We agree with the statements made in the first sentence of the first paragraph and paragraphs two through five of Item 4.

1. We have no basis on which to agree or disagree with the statements made in the second sentence of the first paragraph and paragraph six of Item 4.


Yours truly,



By:   /s/ Deloitte & Touche LL
   --------------------------------













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